UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 2, 2018 (July 31, 2018)

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33805	26-0354783
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 West 57th Street, New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)
212-790-0000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 31, 2018, Och-Ziff Capital Management Group LLC (the “Company” or “Oz”) announced that on the same day its Board of Directors (the “Board”) appointed Richard G. Ketchum to the Board, effective immediately, to serve as a Class III director for a term that coincides with the remainder of the three-year term of the existing Class III directors, at which point he will stand for reelection.
Mr. Ketchum served as Chairman of the Board of Governors (2007-2016) and CEO (2009-2016) of the Financial Regulatory Authority, Inc. (FINRA).
Prior to joining FINRA, Mr. Ketchum served as Chief Executive Officer of New York Stock Exchange Regulation from 2006 to 2009, and previously as Chief Regulatory Officer of the New York Stock Exchange (NYSE) from March 2004. He has also served as Chief Legal Officer and General Counsel of the Global Corporate Investment Bank of Citigroup, Inc. from June 2003 to March 2004. Prior to that, Mr. Ketchum spent 13 years at the National Association of Securities Dealers Inc. (NASD) in various roles, including as President. Prior to working at the NASD and NASDAQ, Inc., he spent 13 years at the U.S. Securities and Exchange Commission, eight of those as Director of the Division of Market Regulation. Previous to that, he was in private practice at Milbank, Tweed, Hadley & McCloy, LLP.
Since April 2017, Mr. Ketchum has been a director of MarketAxess Holdings Inc., where he serves as a member of the Risk Committee. He has also been a member of the Board and Audit Committee of Greystone Managed Investments Inc. since December 2016. Mr. Ketchum is also a member of the Board of GSS, a subsidiary of BNY Mellon and SBH, the owner and operator of Saint Barnabas Hospital, New York. He is a member of the bar in both New York and the District of Columbia and earned his J.D. from the New York University School of Law in 1975 and his B.A. from Tufts University in 1972.
Mr. Ketchum has significant experience in the financial industry with extensive time in senior roles with various regulatory agencies. Through his background holding leadership and policy-making positions at these various regulatory agencies, he brings a deep understanding of the industry, regulations and financial markets that will serve the Company well.
The Board has determined that Mr. Ketchum is an independent director for purposes of the NYSE listed company standards and the independence standards set forth in the Company’s Corporate Governance Guidelines. The Board appointed Mr. Ketchum to serve as Chair of the Corporate Responsibility and Compliance Committee.
As an independent director, Mr. Ketchum will receive a $95,000 annual cash retainer for service on the Board and will be reimbursed for reasonable costs and expenses in attending meetings of the Board and committees thereof. In addition, Mr. Ketchum will receive a $20,000 annual cash retainer for service as the Chair of the Corporate Responsibility and Compliance Committee.
As an independent director, the Board has approved a grant of 60,680 Class A Restricted Share Units (“RSUs”) to Mr. Ketchum. The RSUs will vest on January 1, 2019.
There is no other understanding or arrangement between Mr. Ketchum and the Company or any other person pursuant to which Mr. Ketchum was appointed.
On July 31, 2018, Jerome P. Kenney notified the Company of his decisions to resign from the Board effective July 31, 2018. His resignation was not due to any disagreement with the Company.

Forward-Looking Statements
The information contained in this Current Report on Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act that reflect the Company’s current views with respect to, among other things, future events and financial performance. The Company generally identifies forward-looking statements by terminology such as “outlook,” “believe,” “expect,” “potential,” “continue,” “may,” “will,” “should,” “could,” “seek,” “approximately,” “predict,” “intend,” “plan,” “estimate,” “anticipate,” “opportunity,” “comfortable,” “assume,” “remain,” “maintain,” “sustain,” “achieve,” “see,” “think,” “position” or the negative version of those words or other comparable words.
Any forward-looking statements contained in this Current Report on Form 8-K are based upon historical information and on the Company’s current plans, estimates and expectations. The inclusion of this or other forward-looking information should not be regarded as a representation by the Company or any other person that the future plans, estimates or expectations contemplated by the Company will be achieved.
The Company cautions that forward-looking statements are subject to numerous assumptions, estimates, risks and uncertainties, including but not limited to the following: global economic, business, market and geopolitical conditions; U.S. and foreign regulatory developments relating to, among other things, financial institutions and markets, government oversight, fiscal and tax policy; the outcome of third-party litigation involving the Company; the consequences of the Foreign Corrupt Practices Act settlements with the SEC and the U.S. Department of Justice; conditions impacting the alternative asset management industry; the Company’s ability to retain existing investor capital; the Company’s ability to successfully compete for fund investors, assets, professional talent and investment opportunities; the Company’s ability to retain its active executive managing directors, managing directors and other investment professionals; the Company’s successful formulation and execution of its business and growth strategies; the Company’s ability to appropriately manage conflicts of interest and tax and other regulatory factors relevant to the Company’s business; and assumptions relating to the Company’s operations, investment performance, financial results, financial condition, business prospects, growth strategy and liquidity.
If one or more of these or other risks or uncertainties materialize, or if the Company’s assumptions or estimates prove to be incorrect, the Company’s actual results may vary materially from those indicated in these statements. These factors are not and should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and risks that are included in the Company’s filings with the SEC, including but not limited to the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, dated February 23, 2018, as well as may be updated from time to time in the Company’s other SEC filings. There may be additional risks, uncertainties and factors that the Company does not currently view as material or that are not known. The Company does not undertake to update any forward-looking statement, because of new information, future developments or otherwise.
This Current Report on Form 8-K does not constitute an offer of any Oz Management fund.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC
(Registrant)

By:	/s/ Thomas M. Sipp
Thomas M. Sipp
Chief Financial Officer and Executive Managing Director
August 2, 2018